Exhibit 10.4

ACKNOWLEDGEMENT OF CONTINUING GUARANTY AND CONSENT

Navtech, Inc., a Delaware corporation (“Parent”), is a party to a Parent Guaranty dated as of November 22, 2005 (the “Parent Guaranty”) in favor of ABRY Mezzanine Partners, L.P., individually and as agent, and the other undersigned entities are parties (directly or by means of a joinder) to the Subsidiary Guaranty dated as of November 22, 2005 (the “Subsidiary Guaranty” and, together with the Parent Guaranty, the “Guaranties”, and each a “Guaranty”) in favor of ABRY Mezzanine Partners, L.P., individually and as agent .

As of the date hereof, Parent and Navtech Systems Support, Inc., a company incorporated under the laws of Ontario (the “Company”), have entered into a Purchase Agreement and Second Amendment to Note Purchase Agreement (the “Second Amendment”) pursuant to which the Company may issue one or more of the 2007 Tranche B Notes referred to therein (the “2007 Notes”).

Each of the undersigned hereby acknowledges, consents and agrees to the Second Amendment.  Specifically and without limitation, each of the undersigned entities acknowledges and agrees that the 2007 Notes constitute “Notes” under the Note Purchase Agreement, that the Company’s obligations in respect of the 2007 Notes constitute “Guaranteed Obligations” under Guaranty to which such undersigned entity is a party, and that the Guaranty to which such undersigned entity is a party is and remains in full force and effect as of the date hereof.

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IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgement of Continuing Guaranty and Consent as of this 28th day of August, 2007.

NAVTECH, INC.

By:
Name:
Title:

NAVTECH (UK) LIMITED

By:
Name:
Title:

NAVTECH, LLC

By:
Name:
Title:

EUROPEAN AERONAUTICAL GROUP UK LIMITED

By:
Name:
Title:

EUROPEAN AERONAUTICAL GROUP SWEDEN A.B.

By:
Name:
Title:

NAVTECH A.B.

By:
Name:
Title: